The date of this supplement is April 14, 2009.

C01-041 4/14/09

T. Rowe Price International Funds, Inc.

T. Rowe Price New Asia Fund

Supplement to prospectus dated March 1, 2009

The Portfolio Management paragraphs in Section 3 of the prospectus are amended to reflect the following change:

On August 1, 2009, Frances Dydasco will be retiring from T. Rowe Price International and stepping down from her responsibilities as chairman of the Investment Advisory Committee for the New Asia Fund. Effective immediately, Anh Lu will join Ms. Dydasco as co-chairman of the committee and will become sole chairman of the committee on August 1, 2009. Ms. Lu joined T. Rowe Price International in 2001 and her investment experience dates from 1995.